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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): August 12, 2002
                                                  ------------------------------


                    AMERICA FIRST MORTGAGE INVESTMENTS, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




          MARYLAND                  1-13991                13-3974868
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(State or Other Jurisdiction      (Commission            (IRS Employer
      of incorporation              File No.)         Identification No.)

              399 PARK AVENUE, 36TH FLOOR, NEW YORK, NEW YORK 10022
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               (Address of Principal Executive Office) (Zip Code)



Registrant's Telephone Number, Including Area Code: (212) 935-8760
                                                    ----------------------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 9.     REGULATION FD DISCLOSURE
            ------------------------


     America First Mortgage Investment, Inc. today issued the press release attached hereto as Exhibit 99.1.

ITEM 7.     EXHIBITS
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     99.1   Press Release dated August 12, 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICA FIRST MORTGAGE INVESTMENTS, INC.


                                        By: /s/ William S. Gorin
                                            ------------------------------------
                                            William S. Gorin
                                            Executive Vice President, Chief
                                                 Financial Officer and Treasurer

Date: August 12, 2002